Filed pursuant to Rule 497(d)


                       VAN KAMPEN UNIT TRUSTS, SERIES 939

   Closed-End Strategy: Senior Loan and Limited Duration Portfolio, Series 23
             Closed-End Strategy: Global Income Portfolio, Series 1


               Supplement to the Prospectus Dated January 14, 2010

   The following paragraph is inserted immediately following the fifth paragraph in "Public Offering--Unit Distribution" in Prospectus Part II on page A-10:

   "In addition to the regular concession and additional volume concessions set forth in the tables above, Preferred Distributors will receive a reallowance of 0.10% of the Public Offering Price per Unit of all Units of a Portfolio sold during a Quarterly Period. This additional compensation will be paid to Preferred Distributors as an additional broker-dealer concession at the time Units are purchased unless the Preferred Distributor notifies the Sponsor that it elects to receive a separate payment following each applicable Quarterly Period. The "Preferred Distributors" include (1) the following firms and their affiliates: Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, UBS Financial Services Inc. and Wells Fargo Advisors and (2) any selling firm that has achieved aggregate sales of Van Kampen unit investment trusts of either $30 million in the three-month period preceding the related Quarterly Period or $100 million in the twelve-month period preceding the related Quarterly Period. Preferred Distributors will not receive this additional compensation on the sale of Units which are not subject to the transactional sales charge, however, such sales will be included in determining whether a firm has met the sales levels described in the preceding sentence for purposes of qualifying as a Preferred Distributor. Secondary market sales of Units are excluded for purposes of this Preferred Distributor compensation."

Supplement Dated: January 21, 2010